Collateral Stratification Report

MASTR 2003-8

Pool Summary
Number of Loans:	868
Aggregrate Scheduled Principal Balance:	$440,825,528
Minimum Scheduled Principal Balance:	$236,564
Maximum Scheduled Principal Balance:	$1,247,678
Average Scheduled Principal Balance:	$507,864
Minimum Mortgage Interest Rate:	5.250%
Maximum Mortgage Interest Rate:	6.625%
WA Mortgage Interest Rate:	5.778%
Minimum Remaing Scheduled Term:	298
Maxinum Remaining Scheduled Term:	360
WA Remaining Scheduled Term:	358
Minimum Original LTV:	18.18%
Maximum Original LTV:	95.00%
WA Original LTV:	64.80%

Top 10 States	# of Loans	Aggregate Balance	% of Aggregate Balance
California	868	$440,825,528	100.00%
Total:	868	$440,825,528	100.00%

Range of Original Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$200,001 - $250,000	1	$236,564	0.05%
$300,001 - $350,000	45	15,312,175	3.47
$350,001 - $400,000	196	74,081,021	16.81
$400,001 - $450,000	163	69,368,603	15.74
$450,001 - $500,000	135	64,308,060	14.59
$500,001 - $550,000	78	40,891,000	9.28
$550,001 - $600,000	69	39,864,660	9.04
$600,001 - $650,000	53	33,360,861	7.57
$650,001 - $700,000	25	16,830,991	3.82
$700,001 - $750,000	43	31,497,547	7.15
$750,001 - $800,000	10	7,777,898	1.76
$800,001 - $850,000	6	4,978,867	1.13
$850,001 - $900,000	11	9,784,017	2.22
$900,001 - $950,000	13	12,069,844	2.74
$950,001 - $1,000,000	16	15,820,411	3.59
$1,000,001 or more	4	4,643,010	1.05
Total:	868	$440,825,528	100.00%
Average Original Bal: 508,664

Range of Loan Interest Rates		# of Loans	Aggregate Balance	% of Aggregate Balance
5.126% - 5.250%		5	$2,968,191	0.67%
5.251% - 5.375%		18	8,613,233	1.95
5.376% - 5.500%		92	48,562,555	11.02
5.501% - 5.625%		156	78,634,008	17.84
5.626% - 5.750%		223	114,513,290	25.98
5.751% - 5.875%		224	114,171,653	25.90
5.876% - 6.000%		84	40,102,087	9.10
6.001% - 6.125%		45	22,124,171	5.02
6.126% - 6.250%		12	6,093,418	1.38
6.251% - 6.375%		7	4,143,097	0.94
6.376% - 6.500%		1	456,609	0.10
6.501% - 6.625%		1	443,214	0.10
Total:		868	$440,825,528	100.00%
Weighted Average:	5.778%

Range of Original Loan to Value Ratios		# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less		138	$77,945,837	17.68%
50.01% - 55.00%		47	26,115,830	5.92
55.01% - 60.00%		62	31,053,967	7.04
60.01% - 65.00%		98	50,633,978	11.49
65.01% - 70.00%		128	63,656,187	14.44
70.01% - 75.00%		116	59,556,010	13.51
75.01% - 80.00%		275	130,224,958	29.54
85.01% - 90.00%		2	878,030	0.20
90.01% - 95.00%		2	760,730	0.17
Total:		868	$440,825,528	100.00%
Weighted Average:	64.80

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	621	$316,431,687	71.78%
Planned Unit Development	187	94,803,960	21.51
Condominium	37	16,483,218	3.74
Two- to Four Family	23	13,106,663	2.97
Total:	868	$440,825,528	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refinance	569	$295,058,723	66.93%
Purchase	166	81,980,587	18.60
Cash Out Refinance	133	63,786,218	14.47
Total:	868	$440,825,528	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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Collateral Stratification Report

MASTR 2003-8

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	832	$422,255,815	95.79%
Secondary	31	16,624,909	3.77
Investor	5	1,944,804	0.44
Total:	868	$440,825,528	100.00%

Remaining Term to Maturity (Months)		# of Loans	Aggregate Balance	% of Aggregate Balance
241 - 300		4	$1,976,324	0.45%
301 - 360		864	438,849,203	99.55
Total:		868	$440,825,528	100.00%
Weighted Average:	358

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	868	$440,825,528	100.00%
Total:	868	$440,825,528	100.00%

Top Zip	# of Loans	Aggregate Balance	% of Aggregate Balance
90274	10	$6,598,907	1.50%
Other	858	434,226,621	98.50
Total:	868	$440,825,528	100.00%

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
REDUCED	678	$345,590,868	78.40%
FULL	176	87,746,621	19.91
STREAMLINE	14	7,488,039	1.70
Total:	868	$440,825,528	100.00%

Credit Scores		# of Loans	Aggregate Balance	% of Aggregate Balance
601 - 650		12	$6,018,782	1.37%
651 - 700		107	53,157,617	12.06
701 - 750		283	143,787,078	32.62
751 - 800		447	228,776,919	51.90
801 - 850		19	9,085,131	2.06
Total:		868	$440,825,528	100.00%
Weighted Average:	745

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank of America	868	$440,825,528	100.00%
Total:	868	$440,825,528	100.00%

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank of America	868	$440,825,528	100.00%
Total:	868	$440,825,528	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank of America	868	$440,825,528	100.00%
Total:	868	$440,825,528	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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